GCAT DEPOSITOR VI LLC ABS-15G

Exhibit 99.21

EXECUTIVE SUMMARY
Third Party Due Diligence Review

Overview

Consolidated Analytics, Inc (“Consolidated Analytics”), a third-party due diligence provider, performed the review described below on behalf of its client, Blue River Mortgage VI LLC. The review included a total of 247 newly originated residential mortgage loans, in connection with the securitization identified as GCAT 2026-NQM2 (the “Securitization”). The Review was conducted from December 2025 through March 2026 on mortgage loans originated between October 2025 and January 2026.

Scope of Review

Credit Review

Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

a.	QM or ATR Validation / Review of 8 Key Underwriting Factors
i.	Income / Assets
●	Validate borrower(s) monthly gross income
●	Validate funds required to close, required reserves
●	Review file documentation for required level of income and asset verifications
ii.	Employment Status
●	Review file documentation for required level of employment
iii.	Monthly Mortgage Payment
●	Confirm program, qualifying rate, terms
iv.	Simultaneous Loans
●	Validate all concurrent loans are included in the DTI to properly assess the ability to repay
v.	Mortgage Related Obligations: PITI, HOA, PMI, etc.
●	Validate subject loan monthly payment (PITI) and associated obligations
vi.	Debts / Obligations
●	Validate monthly recurring liabilities
vii.	DTI and/or Residual Income
●	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file
●	Documentation meets Appendix Q requirements for QM Loans
viii.	Credit History
●	Review credit report for credit history and required credit depth including any / all inquiries
●	Determine representative credit score from credit report

b.	Validate loan-to-value (LTV) and combined loan-to-value
c.	Review borrower’s occupancy
d.	Validation through third party resource of the subject properties most recent twelve (12) month sales history

e.	Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrows income, debt, and credit history, to support borrower’s willingness and ability to repay the debt
f.	Confirm that Final 1003 is sufficiently completed
g.	Provide Audit 1008 with accurate data based on file documentation
h.	Confirm Loan Approval conditions were met
i.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible

Compliance Review

Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. In relation to cashout refinances of investment property loans, documentation provided in the loan file will be reviewed only to validate the use of cash out proceeds of business purposes at the origination/consummation of the loan. In the event use of proceeds cannot be validated, or are deemed to be utilized for consumer purposes, the loan would then be subject to a “Compliance Review” of applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. The Compliance Review included the following:

a.	Test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

b.	Test Closing Disclosure(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

c.	Tolerance Testing
i.	Compare Loan Estimate and Closing Disclosures
ii.	Identify Tolerance Violations and applicable cost to cure

d.	Comprehensive review of Closing Disclosure to determine transaction accuracy

e.	Recalculation of APR and Finance Charge

f.	Testing of:
i.	Federal High Cost Mortgage provisions
ii.	Federal Higher Priced Mortgage Loans provisions
iii.	Local and/or State Anti-predatory and High Cost provisions
iv.	HOEPA Points and Fees

g.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures
i.	Service Provider List
ii.	Home Ownership Counselling Disclosure
iii.	ARM Disclosure

h.	Compliance with QM as it relates to:
i.	APR Test
ii.	Points & Fees Test
iii.	Prepayment Penalty Test
iv.	Product Eligibility Testing

i.	Notice of Right to Cancel (Rescission) Review
i.	Confirm transaction date, expiration date, and disbursement date

ii.	Confirm document is properly executed by all required parties to the transaction
iii.	Confirm the correct Right of Rescission document was executed for the transaction type

j.	Confirm through NMLS the loan originator and originating firm’s license status was active and properly disclosed on appropriate loan documents

k.	Check the Loan participants against the exclusionary list provided by Client or by the purchaser of the Loan(s)

l.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by Consolidated Analytics are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.

Valuation Review

Consolidated Analytics performed a “Valuation Review,” which included the following:

a.	Review original appraisal, determination that property is in “average” condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Consolidated Analytics will alert Client.
b.	Review appraisal, determination that property is completely constructed, and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.
c.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.
d.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.
e.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.
f.	Ensure that the appraisal conforms to the guidelines provided from the Client.
g.	Review appraisal to ensure all required documents were included.
h.	Review location map provided within the appraisal for external obsolescence.
i.	Ensure highest and best use and zoning complies with guidelines.
j.	Confirm there are no marketability issues that affect the subject property.
k.	Ensure subject property does not suffer any functional obsolescence.
l.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.
m.	Additional valuation products were not required when the CU score provided was 2.5 or below or the appraisal LCA risk score was eligible for Collateral Rep and Warranty relief. In the event the CU score was greater than 2.5 or the LCA score was not eligible for R&W relief, an additional valuation product was obtained to confirm value was supported within 10% tolerance. In some instances, based on guidance from the seller, CDA’s were ordered on loans that had an acceptable CU score or R&W eligibility.

Consolidated Analytics applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third-party valuation product.

For loans reviewed in a post-close valuation review scenario (247 loans in total):

One (1) loan had a Secondary Appraisal, zero (0) loans had AVMs, and fifty-two (52) loans had Desktop Reviews.

If a loan with an AVM or Desktop Review fell outside of a -10% tolerance, was inconclusive, or a PIW was present, then a Field Review, a Broker Price Opinion (BPO) along with a Reconciliation of the values or a 2nd Appraisal was completed. There were three (3) occurrences of this.

Zero (0) loans had a Field Review, and zero (0) loans had an Exterior Only Appraisal Review.

Product totals may not sum due to multiple products for each loan

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the two-hundred forty-seven (247) mortgage loans reviewed, ninety-eight (98) unique mortgage loans (39.68% by loan count) had a total of one hundred six (106) different tape discrepancies across six (6) data fields. A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
Qualifying Total Debt Income Ratio	63	59.43%
Loan Purpose	34	32.08%
Prepymt - May/Will Not Penalty	5	4.72%
Property Type	2	1.89%
Borrower 1 Origination FICO	1	0.94%
Amortization Term	1	0.94%
Grand Total	106	100.00%

Summary of Results

OVERALL RESULTS SUMMARY

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample by Loan Count
Event Grade A	213	$124,127,460.00	86.23%
Event Grade B	34	$24,259,841.00	13.77%
Event Grade C	0	$0	0%
Event Grade D	0	$0	0%
Total Sample	247	$148,387,301.00	100.00%

Credit Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	243	98.38%
Event Grade B	4	1.62%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	247	100.00%

Compliance Results (As applicable, 5 loans within population did not receive a Compliance Review):
Event Grade	Loan Count	Percent of Sample
Event Grade A	212	87.60%
Event Grade B	30	12.40%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	242	100.00%

Valuation Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	247	100.00%
Event Grade B	0	0%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	247	100.00%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	A	No Credit Findings	206
		Missing verification of taxes, insurance, and/or HOA fees for non-subject property	5
		No Findings	5
		Audited DTI Exceeds AUS DTI	4
		Audited Reserves are less than Guideline Required Reserves (Dollar Amount)	4
		Assets do not meet guideline requirements	3

		Borrower 1 Photo Identification not provided	3
		Audited Reserves are less than Guideline Required Reserves (Number of Months)	3
		Missing final HUD-1 from sale of non-subject property	2
		Missing Verification of Subject Property Taxes, Insurance, HOA or Other Payments	2
		Missing VOM or VOR	2
		Income and Employment Do Not Meet Guidelines	2
		Title Document Missing	2
		Borrower 2 Photo Identification not provided	2
		HO6 Master Insurance Policy is Missing	2
		Housing History Does Not Meet Guideline Requirements	2
		PUD Rider is Missing	1
		Borrower 1 3rd Party VOE Prior to Close Missing	1
		Third Party Fraud Report not Provided	1
		Missing Lease Agreement	1
		Asset 5 Expired	1
		Borrower 1 W2/1099 Missing	1
		Purchase Contract is Missing	1
		Audited DTI Exceeds Guideline DTI	1
		Title Document is Partially Present	1
		Flood Insurance Policy Missing	1
		Title reports unpaid liens	1
		AUS Partially Provided	1
		Asset 1 Missing	1
		Total Credit Grade (A) Exceptions:	262
	B	Title Coverage is Less than Subject Lien	2
		Asset 3 Expired	1
		Purchase Contract does not Match Final CD	1
		Total Credit Grade (B) Exceptions:	4
Compliance	A	No Compliance Findings	161
		Revised Loan Estimate Delivery Date Test (prior to consummation)	21
		Charges That Cannot Increase Test	10
		Higher-Priced Mortgage Loan Test	10
		Missing Required Affiliated Business Disclosure	3
		Charges That In Total Cannot Increase More Than 10% Test	3

		Qualified Mortgage Lending Policy Points and Fees Test	2
		Evidence of Appraisal Delivery to Borrower not Provided or Late (12 CFR 1002.14(a)(1))	2
		Initial Closing Disclosure Delivery Date Test	2
		CA AB 260 Higher-Priced Mortgage Loan Test	2
		Lender Credits That Cannot Decrease Test	2
		Missing Initial Escrow Disclosure	1
		TRID: Missing Loan Estimate	1
		TILA Post-Consummation Revised Closing Disclosure Finance Charge Test	1
		Homeownership Counseling Disclosure Is Missing	1
		Cal. Civ. Code § 1799.91 - Cosigner Notice Disclosure was not provided (Disclosure Page v2)	1
		MD COMAR Higher-Priced Mortgage Loan Test	1
		Total Compliance Grade (A) Exceptions:	224
	B	Evidence of Appraisal Delivery to Borrower not Provided or Late (12 CFR 1002.14(a)(1))	19
		Charges That Cannot Increase Test	6
		Missing Required Affiliated Business Disclosure	3
		Charges That In Total Cannot Increase More Than 10% Test	2
		TILA Right of Rescission Test	2
		Lender Credits That Cannot Decrease Test	2
		Homeownership Counseling Disclosure Is Missing	1
		Missing Initial Escrow Disclosure	1
		Right of Rescission is Missing	1
		Total Compliance Grade (B) Exceptions:	37
Property	A	No Property Findings	231
		Third Party Valuation Product Not Provided within 10% Tolerance	10
		Appraisal is Missing	1
		Total Property Grade (A) Exceptions:	242

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A	The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an “as-is” basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B	The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller. The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an “as-is” basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.
C	The value is not supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms.
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.